Exhibit 99.1

BUSBOYS AND POETS

SUPPLEMENTAL FINANCIAL INFORMATION

PERIOD ENDED JUNE 30, 2021

GIANT

DOLLAR TREE

Stop&Shop

Key Food

SUPPLEMENTAL FINANCIAL INFORMATION PERIOD ENDED JUNE 30, 2021

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

June 30, 2021

(unaudited)

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Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, certain statements made or incorporated by reference herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cedar Realty Trust, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: (i) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including: (a) the effectiveness or lack of effectiveness of governmental relief in providing assistance to large and small businesses, particularly including our retail tenants and other retailers, that have suffered significant declines in revenues as a result of mandatory business shut-downs, “shelter-in-place” or “stay-at-home” orders and social distancing practices, as well as individuals adversely impacted by the COVID-19 pandemic, (b) the duration of any such orders or other formal recommendations for social distancing and the speed and extent to which revenues of our retail tenants recover following the lifting of any such orders or recommendations, (c) the potential impact of any such events on the obligations of the Company’s tenants to make rent and other payments or honor other commitments under existing leases, (d) the potential adverse impact on returns from redevelopment projects, (e) to the extent we were seeking to sell properties in the near term, significantly greater uncertainty regarding our ability to do so at attractive prices, and (f) the broader impact of the severe economic contraction and increase in unemployment that has occurred in the short term and negative consequences that will occur if these trends are not quickly reversed; (ii) the ability and willingness of the Company’s tenants and other third parties to satisfy their obligations under their respective contractual arrangements with the Company; (iii) the loss or bankruptcy of the Company’s tenants, particularly in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic; (iv) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant, particularly, in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic, and the significant uncertainty as to when and the conditions under which potential tenants will be able to operate physical retail locations in future; (v) macroeconomic conditions, such as a disruption of or lack of access to capital markets and the adverse impact of the recent significant decline in the Company’s share price from prices prior to the spread of the COVID-19 pandemic; (vi) financing risks, such as the Company’s inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (viii) the impact of the Company’s leverage on operating performance; (ix) risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, adverse impact of e-commerce, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; (x) risks endemic to real estate and the real estate industry generally(xi) competitive risks; (xii) risks related to the geographic concentration of the Company’s properties in the Washington, D.C. to Boston corridor; (xiii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xiv) the inability of the Company to realize anticipated returns from its redevelopment activities; (xv) uninsured losses; (xvi) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; and (xvii) information technology security breaches. For further discussion of factors that could materially affect the outcome of forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other documents that the Company files with the Securities and Exchange Commission from time to time.

Except for ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All of the above factors are difficult to predict, contain uncertainties that may materially affect the Company’s actual results and may be beyond the Company’s control.  New factors emerge from time to time, and it is not possible for the Company’s management to predict all such factors or to assess the effects of each factor on the Company’s business. Accordingly, there can be no assurance that the Company’s current expectations will be realized.

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CEDAR REALTY TRUST REPORTS

SECOND QUARTER 2021 RESULTS

Massapequa, New York – July 29, 2021 – Cedar Realty Trust, Inc. (NYSE: CDR – the “Company”) today reported results for the second quarter of 2021. Net income attributable to common shareholders was $3.52 per diluted share.  Other highlights include:

Operating Highlights

•	NAREIT-defined Funds from operations (FFO) of $0.59 per diluted share for the quarter
•	Operating FFO of $0.61 per diluted share for the quarter
•	Collected 96.8% of base rents and monthly charges for the quarter
•	Same-property net operating income (NOI) increased 8.2% for the quarter
•	Signed 38 comparable leases for 199,300 square feet
o	Signed 23 renewal leases for 153,200 square feet at an increase of 2.6%
o	Signed 15 new leases for 46,100 square feet at a decrease of (18.7)%

Balance Sheet Highlights

•	On May 5, 2021, the Company closed a non-recourse mortgage for $114.0 million maturing June 1, 2031
•

On May 5, 2021, the Company formed a joint venture with Goldman Sachs Urban Investment Group and Asland Capital Partners for the for the construction of an approximately 258,000 square foot commercial building in Washington D.C.

•	On May 5, 2021, the Company sold The Commons for $9.8 million
•	On June 21, 2021, the Company sold Camp Hill for $89.7 million
•	On June 29, 2021, the Company paid-off a $50.0 million term-note that was scheduled to mature in February 2022

Financial Results

Net income attributable to common shareholders for the second quarter of 2021 was $48.4 million or $3.52 per diluted share, compared to net loss of $(8.8) million or $(0.67) per diluted share for the same period in 2020. Net income attributable to common shareholders for the six-months period ending June 30, 2021was $46.8 million or $3.41 per dilutive share, compared to net loss of $(13.7) million or $(1.06) per dilutive share for the same period of 2020. The principal differences in the comparative three and six month results were gain on sales of properties in 2021, and an impairment (reversal) charges on a properties held for sale in 2021 and 2020, a lease termination fee from a property held for sale in 2020, and the acceleration of depreciation relating to the demolition of certain existing buildings at redevelopment properties in 2020.

NAREIT-defined FFO for the second quarter of 2021 was $8.2 million or $0.59 per diluted share, compared to $5.7 million or $0.41 per diluted share for the same period in 2020. Operating FFO for the second quarter of 2021 was $8.5 million or $0.61 per diluted share, compared to $5.7 million or $0.41 per diluted share for the same period in 2020. The difference between Operating FFO and NAREIT-defined FFO in 2020 was redevelopment costs and financing costs. The principal difference in the comparative three-month NAREIT-defined FFO and Operating FFO was the second quarter of 2020 was significantly impacted by the effects of COVID-19.

NAREIT-defined FFO for the six months ended June 30, 2021 was $16.8 million or $1.21 per diluted share, compared to $22.0 million or $1.59 per dilutive share for the same period in 2020. Operating FFO for the six-months ended June 30, 2021 was $17.1 million or $1.21 per diluted share, as compared to $22.5 million or $1.62 per dilutive share for the same period in 2020. The principal differences between the comparative six-month NAREIT-defined FFO and Operating FFO results were the effects of COVID-19 and lease termination income in 2020.

Portfolio Update

During the second quarter of 2021, the Company signed 40 leases for 209,100 square feet. On a comparable space basis, the Company signed 23 renewal leases for 153,200 square feet at an increase of and 2.6% and 15 new leases for 46,100 square feet at a decrease of (18.7)%. During the six-month period ended June 30, 2021, the Company signed 71 leases for 477,300 square feet. On a comparable space basis, the Company signed 44 renewal leases for 297,300 square feet at an increase of 1.2% and 19 new leases for 79,600 square feet at a decrease of (8.1)%.

Excluding redevelopments, same property NOI increased 8.2% for the second quarter of 2021 and increased 0.8% for the six months ended June 30, 2021, as compared to the same periods of 2020. Including redevelopments same property NOI increased 10.5% for the second quarter of 2021 and decreased (0.7)% for the six months ended June 30, 2021, as compared to the same period of 2020. The second quarter of 2020 was significantly impacted by the effects of COVID-19.

The Company’s same-property portfolio was 90.9% leased at June 30, 2021, compared to 90.1% at March 31, 2021 and 92.1% at June 30, 2020. The Company’s total portfolio, excluding properties held for sale, was 88.7% leased at June 30, 2021, compared to 87.8% at March 31, 2021 and 90.0% at June 30, 2020. Subsequent to June 30, 2021, the Company executed three anchor leases for 95,207 square feet. Hobby

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Lobby and Grocery Outlet will be our new anchors at Valley Plaza, back filling a former Kmart box. Additionally, Porter and Chester Institute will be joining the lineup at the ShopRite-anchored New London Mall.

Balance Sheet

On May 5, 2021, the Company closed a non-recourse mortgage for $114.0 million. The mortgage matures June 1, 2031, bears interest at a fixed-rate of 3.49% and requires payment of interest only for the first five years followed by payments of principal and interest based on thirty-year amortization for the remainder of the term. The loan is secured by five shopping centers consisting of Lawndale Plaza, The Shops at Suffolk Downs, Christina Crossing, Trexlertown Plaza, and The Point.  These properties had no pre-existing debt and the proceeds from this new loan were used to reduce amounts outstanding under the Company’s revolving credit facility.

On May 5, 2021, the Company formed a joint venture with Goldman Sachs Urban Investment Group and Asland Capital Partners for the construction of an approximately 258,000 square foot six-story commercial building in Washington D.C. consisting of approximately 240,000 square feet of office space which is 100% leased to the Washington, D.C., Department of General Services (DGS) for its headquarters and approximately 18,000 square feet of street-level retail. This building is planned as the first phase of Northeast Heights, a redevelopment of two existing shopping centers, East River Park and Senator Square, into a mixed-use residential, office and retail property. Further, the joint venture has secured construction financing from JP Morgan not to exceed $105 million. The construction loan initially bears interest at LIBOR plus 200 basis points and has an initial term of three years with two, one-year extension options subject to customary conditions. The Company has a 10% interest in the joint venture and be a co-general partner along with Asland Capital Partners. As of June 30, 2021, the Company has contributed approximately $2.5 million to the unconsolidated joint venture.

On May 5, 2021, the Company sold The Commons for $9.8 million and on June 21, 2021, sold Camp Hill for $89.7 million.

On June 29, 2021, the Company paid-off a $50.0 million term note that was schedules to mature in February 2022. As of June 30, 2021, the Company has $112.1 million available under its revolving credit facility and is in compliance with all financial covenants.

Non-GAAP Financial Measures

NAREIT-defined FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company considers NAREIT-defined FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets. The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. NAREIT-defined FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. A reconciliation of net income (loss) attributable to common shareholders to NAREIT-defined FFO and Operating FFO for the three and twelve months ended December 31, 2020 and 2019 is detailed in the attached schedule.

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements. The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as management transition, acquisition pursuit and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year. Same property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure.

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Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended June 30, 2021. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

Investor Conference Call

The Company will host a conference call today, July 29, 2021, at 5:00 PM (ET) to discuss the quarterly results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company’s website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on July 29, 2021, until midnight (ET) on August 12, 2021. The replay dial-in numbers are (844) 512-2921 or (1) (412) 317-6671 for international callers. Please use passcode 13720828 for the telephonic replay. A replay of the Company’s webcast will be available on the Company’s website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership, operation and redevelopment of grocery-anchored shopping centers in high-density urban markets from Washington, D.C. to Boston. The Company’s portfolio (excluding properties treated as “held for sale”) comprises 53 properties, with approximately 7.6 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Certain statements made in this this press release that are not strictly historical are  “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cedar Realty Trust, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: (i) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including: (a) the effectiveness or lack of effectiveness of governmental relief in providing assistance to large and small businesses, particularly including our retail tenants and other retailers, that have suffered significant declines in revenues as a result of mandatory business shut-downs, “shelter-in-place” or “stay-at-home” orders and social distancing practices, as well as individuals adversely impacted by the COVID-19 pandemic, (b) the duration of any such orders or other formal recommendations for social distancing and the speed and extent to which revenues of our retail tenants recover following the lifting of any such orders or recommendations, (c) the potential impact of any such events on the obligations of the Company’s tenants to make rent and other payments or honor other commitments under existing leases, (d) the potential adverse impact on returns from redevelopment projects, (e) to the extent we were seeking to sell properties in the near term, significantly greater uncertainty regarding our ability to do so at attractive prices, and (f) the broader impact of the severe economic contraction and increase in unemployment that has occurred in the short term and negative consequences that will occur if these trends are not quickly reversed; (ii) the ability and willingness of the Company’s tenants and other third parties to satisfy their obligations under their respective contractual arrangements with the Company; (iii) the loss or bankruptcy of the Company’s tenants, particularly in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic; (iv) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant, particularly, in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic, and the significant uncertainty as to when and the conditions under which potential tenants will be able to operate physical retail locations in future; (v) macroeconomic conditions, such as a disruption of or lack of access to capital markets and the adverse impact of the recent significant decline in the Company’s share price from prices prior to the spread of the COVID-19 pandemic; (vi) financing risks, such as the Company’s inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (viii) the impact of the Company’s leverage on operating performance; (ix) risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, adverse impact of e-commerce, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; (x) risks endemic to real estate and the real estate industry generally(xi) competitive risks; (xii) risks related to the geographic concentration of the Company’s properties in the Washington, D.C. to Boston corridor; (xiii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of

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climate change; (xiv) the inability of the Company to realize anticipated returns from its redevelopment activities; (xv) uninsured losses; (xvi) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; and (xvii) information technology security breaches. For further discussion of factors that could materially affect the outcome of forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the years ended December 31, 2020 and December 31, 2019, when available, and other documents that the Company files with the Securities and Exchange Commission from time to time.

Except for ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All of the above factors are difficult to predict, contain uncertainties that may materially affect the Company’s actual results and may be beyond the Company’s control.  New factors emerge from time to time, and it is not possible for the Company’s management to predict all such factors or to assess the effects of each factor on the Company’s business. Accordingly, there can be no assurance that the Company’s current expectations will be realized.

Contact Information:

Cedar Realty Trust, Inc.

Philip R. Mays

Senior Executive Vice President, Chief Financial Officer and Treasurer

(516) 944-4572

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CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	June 30,	December 31,
	2021	2020
ASSETS
Real estate, at cost	$1,474,090,000	$1,527,478,000
Less accumulated depreciation	(423,671,000)	(428,569,000)
Real estate, net	1,050,419,000	1,098,909,000
Real estate held for sale	2,219,000	9,498,000
Investment in unconsolidated joint venture	2,481,000	-
Cash and cash equivalents	5,603,000	1,637,000
Restricted cash	230,000	-
Receivables	23,254,000	21,952,000
Other assets and deferred charges, net	32,488,000	45,255,000
TOTAL ASSETS	$1,116,694,000	$1,177,251,000

LIABILITIES AND EQUITY
Liabilities:
Mortgage loan payable, net	$157,298,000	$45,385,000
Finance lease obligation	5,328,000	5,340,000
Unsecured revolving credit facility	12,000,000	175,000,000
Unsecured term loans, net	348,894,000	398,549,000
Accounts payable and accrued liabilities	45,037,000	56,580,000
Unamortized intangible lease liabilities	8,355,000	8,939,000
Total liabilities	576,912,000	689,793,000

Equity:
Preferred stock	159,541,000	159,541,000
Common stock and other shareholders' equity	375,770,000	323,957,000
Noncontrolling interests	4,471,000	3,960,000
Total equity	539,782,000	487,458,000

TOTAL LIABILITIES AND EQUITY	$1,116,694,000	$1,177,251,000

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CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
PROPERTY REVENUES
Rental revenues	$31,880,000	$28,461,000	$65,216,000	$63,576,000
Other	340,000	159,000	555,000	7,529,000
Total property revenues	32,220,000	28,620,000	65,771,000	71,105,000
PROPERTY OPERATING EXPENSES
Operating, maintenance and management	6,296,000	5,508,000	14,076,000	13,229,000
Real estate and other property-related taxes	5,051,000	4,978,000	10,171,000	10,100,000
Total property operating expenses	11,347,000	10,486,000	24,247,000	23,329,000

PROPERTY OPERATING INCOME	20,873,000	18,134,000	41,524,000	47,776,000

OTHER EXPENSES AND INCOME
General and administrative	4,873,000	3,906,000	9,401,000	8,908,000
Depreciation and amortization	10,257,000	14,426,000	21,468,000	28,173,000
Gain on sales	(48,857,000)	-	(49,904,000)	-
Impairment (reversal) charges	(1,849,000)	133,000	(1,849,000)	7,607,000
Total other expenses and income	(35,576,000)	18,465,000	(20,884,000)	44,688,000

OPERATING INCOME (LOSS)	56,449,000	(331,000)	62,408,000	3,088,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(4,985,000)	(5,678,000)	(9,691,000)	(11,195,000)
Total non-operating income and expense	(4,985,000)	(5,678,000)	(9,691,000)	(11,195,000)

NET INCOME (LOSS)	51,464,000	(6,009,000)	52,717,000	(8,107,000)

Attributable to noncontrolling interests	(409,000)	(88,000)	(550,000)	(236,000)

NET INCOME (LOSS) ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	51,055,000	(6,097,000)	52,167,000	(8,343,000)

Preferred stock dividends	(2,688,000)	(2,688,000)	(5,376,000)	(5,376,000)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$48,367,000	$(8,785,000)	$46,791,000	$(13,719,000)

NET INCOME (LOSS) PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED):	$3.52	$(0.67)	$3.41	$(1.06)

Weighted average number of common shares - basic and diluted	13,197,000	13,107,000	13,171,000	13,097,000

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CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets	June 30,	December 31,
	2021	2020

Construction in process (included in real estate, at cost)	$33,020,000	$41,699,000

Receivables
Rents and other tenant receivables, net (a)	$6,383,000	$6,541,000
Mortgage note and other receivable	5,500,000	3,500,000
Straight-line rents	11,371,000	11,911,000
	$23,254,000	$21,952,000

Other assets and deferred charges, net
Lease origination costs	$16,266,000	$22,331,000
Right-of-use assets	10,054,000	13,828,000
Prepaid expenses	4,539,000	6,906,000
Revolving credit facility issuance costs	180,000	623,000
Other	1,449,000	1,567,000
	$32,488,000	$45,255,000

Accounts payable and accrued liabilities
Accounts payable and accrued liabilities	$21,472,000	$23,576,000
Right-of-use liabilities	10,357,000	14,077,000
Interest rate swap liabilities	13,208,000	18,927,000
	$45,037,000	$56,580,000

Statements of Operations	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Rental revenues
Base rents	$23,574,000	$22,781,000	$47,591,000	$48,543,000
Expense recoveries	7,452,000	6,328,000	15,800,000	14,883,000
Percentage rent	362,000	33,000	927,000	329,000
Straight-line rents	229,000	(988,000)	359,000	(945,000)
Amortization of intangible lease liabilities, net	263,000	307,000	539,000	766,000
	$31,880,000	$28,461,000	$65,216,000	$63,576,000

(a)	Includes $1.0 million of net receivables related to deferred rent as a result of COVID-19 as of June 30, 2021.

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CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Net income (loss) attributable to common shareholders	$48,367,000	$(8,785,000)	$46,791,000	$(13,719,000)
Real estate depreciation and amortization	10,227,000	14,400,000	21,420,000	28,105,000
Limited partners' interest	287,000	(52,000)	278,000	(80,000)
Gain on sales	(48,857,000)	-	(49,904,000)	-
Impairment charges	(1,849,000)	133,000	(1,849,000)	7,607,000
Consolidated minority interests:
Share of income	122,000	140,000	272,000	316,000
Share of FFO	(88,000)	(118,000)	(201,000)	(261,000)
Funds From Operations ("FFO") applicable to diluted common shares	8,209,000	5,718,000	16,807,000	21,968,000
Adjustments for items affecting comparability:	-	-
Redevelopment costs (a)	230,000	-	230,000	483,000
Financing costs (b)	44,000	-	44,000	-
Operating Funds From Operations ("Operating FFO") applicable to diluted common shares	$8,483,000	$5,718,000	$17,081,000	$22,451,000

FFO per diluted common share:	$0.59	$0.41	$1.21	$1.59

Operating FFO per diluted common share:	$0.61	$0.41	$1.23	$1.62

Weighted average number of diluted common shares:
Common shares and equivalents	13,855,000	13,762,000	13,845,000	13,757,000
OP Units	81,000	81,000	81,000	81,000
	13,936,000	13,843,000	13,926,000	13,838,000

Additional Disclosures (c):
Straight-line rents	$229,000	$(988,000)	$359,000	$(945,000)
Amortization of intangible lease liabilities	263,000	307,000	539,000	766,000
Non-real estate amortization	436,000	334,000	795,000	686,000
Share-based compensation, net	880,000	972,000	1,760,000	1,986,000
Maintenance capital expenditures (d)	770,000	1,820,000	1,627,000	3,528,000
Lease related expenditures (e)	2,866,000	2,242,000	5,169,000	4,550,000
Development and redevelopment capital expenditures	3,184,000	5,359,000	7,020,000	11,125,000
Capitalized interest and financing costs	756,000	631,000	1,555,000	1,224,000

(a)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(b)	Represents acceleration of amortization of financing costs related to the term note paid-off prior to maturity.
(c)

These additional disclosures are presented to assist with understanding the Company’s real estate operations and capital requirements.  These amounts should not be considered independently or as a substitute for the Company’s consolidated financial statements reported under GAAP.

(d)	Consists of payments for building and site improvements.
(e)	Consists of payments for tenant improvements and leasing commissions.

11

CEDAR REALTY TRUST, INC.

EBITDA for Real Estate (“EBITDAre”) and Additional Disclosures

	Three months ended June 30,				Six months ended June 30,
	2021		2020		2021		2020
Net income (loss)	$51,464,000		$(6,009,000)		$52,717,000		$(8,107,000)
Interest expense	4,985,000		5,678,000		9,691,000		11,195,000
Depreciation and amortization	10,257,000		14,426,000		21,468,000		28,173,000
Gain on sales	(48,857,000)		-		(49,904,000)		-
Impairment charges	(1,849,000)		133,000		(1,849,000)		7,607,000
EBITDAre	16,000,000		14,228,000		32,123,000		38,868,000
Adjustments for items affecting comparability:
Redevelopment costs (a)	230,000		-		230,000		483,000
Financing costs (b)	44,000		-		44,000		-
Adjusted EBITDAre	$16,274,000		$14,228,000		$32,397,000		$39,351,000

Net debt
Debt, excluding issuance costs	$521,113,000		$698,067,000		$521,113,000		$698,067,000
Finance lease obligation	5,615,000		5,649,000		5,615,000		5,649,000
Unrestricted cash and cash equivalents	(5,603,000)		(68,233,000)		(5,603,000)		(68,233,000)
	$521,125,000		$635,483,000		$521,125,000		$635,483,000

Fixed charges (c)
Interest expense	$5,280,000		$5,966,000		$10,387,000		$11,731,000
Preferred stock dividends	2,688,000		2,688,000		5,376,000		5,376,000
Scheduled mortgage repayments	275,000		265,000		548,000		528,000
	$8,243,000		$8,919,000		$16,311,000		$17,635,000

Debt and Coverage Ratios (d)
Net debt to Adjusted EBITDAre	8.7	x	10.8	x	8.9	x	9.7	x
Interest coverage ratio (based on Adjusted EBITDAre)	2.8	x	2.5	x	2.8	x	2.8	x
Fixed charge coverage ratio (based on Adjusted EBITDAre)	1.8	x	1.7	x	1.8	x	1.9	x

(a)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(b)	Represents acceleration of amortization of financing costs related to the term note paid-off prior to maturity.
(c)	Includes properties "held for sale".
(d)

For the purposes of these computations, these ratios have been adjusted to include the annualized results of properties acquired, and to exclude, where applicable, (i) the results related to properties sold, and (ii) lease termination income.

12

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt and Maturities

As of June 30, 2021

	Maturity	Interest
	Dates	Rates	Amounts
Secured fixed-rate debt:
Franklin Village Plaza	Jun 2026	3.9%	$45,113,000
Shops at Suffolk Downs (a)	June 2031	3.5%	15,600,000
Trexlertown Plaza (a)	June 2031	3.5%	36,100,000
The Point (a)	June 2031	3.5%	29,700,000
Christina Crossing (a)	June 2031	3.5%	17,000,000
Lawndale Plaza (a)	June 2031	3.5%	15,600,000
Senator Square finance lease obligation (b)	Sep 2050	5.3%	5,615,000
Total fixed rate debt	weighted average	3.6%	164,728,000

Unsecured debt (c):
Variable-rate (d):
Revolving credit facility (e)	Sep 2021	1.74%	12,000,000
Term loan	Sep 2022	1.81%	50,000,000
Fixed-rate (f):
Term loan	Sep 2022	3.49%	50,000,000
Term loan	Apr 2023	3.46%	100,000,000
Term loan	Sep 2024	3.94%	75,000,000
Term loan	Jul 2025	4.82%	75,000,000
Total unsecured debt	weighted average	3.56%	362,000,000

Total debt	weighted average	3.59%	526,728,000

Unamortized mortgage, finance lease and term loan issuance costs			(3,208,000)

Total debt			$523,520,000

Fixed to variable rate debt ratio:
Fixed-rate debt		88.2%	$464,728,000
Variable-rate debt		11.8%	62,000,000
		100.0%	$526,728,000

	Mortgage Loan	Finance Lease	Revolving		Term
Year	Payable	Obligation	Credit Facility		Loans	Amounts
2021	$542,000	$19,000	$12,000,000	(e)	$-	$12,561,000
2022	1,116,000	37,000	-		100,000,000	101,153,000
2023	1,160,000	39,000	-		100,000,000	101,199,000
2024	1,206,000	41,000	-		75,000,000	76,247,000
2025	1,253,000	44,000	-		75,000,000	76,297,000
2026	40,922,000	48,000	-		-	40,970,000
Thereafter	112,914,000	5,387,000	-		-	118,301,000
	$159,113,000	$5,615,000	$12,000,000		$350,000,000	$526,728,000
(a)	The mortgages for these properties are cross-collateralized.
(b)	Maturity date reflects the first date the Company has the right to acquire the underlying land on the finance lease obligation.
(c)

During the third quarter of 2021, the weighted average interest rate for the Company’s unsecured credit facilities will decreased 15 basis points (“bps”) as a result of a decrease in the Company’s leverage ratio.

(d)	Variable-rate in effect as of June 30, 2021.
(e)	Subject to a one-year extension at the Company's option.
(f)

The interest rates on these term loans consist of LIBOR plus a credit spread based on the Company's leverage ratio, for which the Company has interest rate swaps which convert the LIBOR rates to fixed rates. Accordingly, these term loans are presented as fixed-rate debt.

13

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of June 30, 2021

				Average
	Year		Percent	base rent per		Selected
Property Description	acquired	GLA	occupied	leased sq. ft.	Grocer Anchor	Other Anchors
Connecticut
Bethel Shopping Center	2013	101,105	95.1%	$23.50	Big Y	Dollar Tree
Brickyard Plaza	2004	227,598	99.2%	8.83		Home Depot
						Kohl's
						Michaels
						PetSmart
Groton Shopping Center	2007	130,264	100.0%	12.31	Aldi	TJ Maxx
						Goodwill
						Planet Fitness
						Dollar Tree
						Pet Supplies Plus
Jordan Lane	2005	174,679	94.3%	10.84	Stop & Shop	Crunch Fitness
						Dollar Tree
						Shopper's World
New London Mall	2009	259,566	89.0%	12.89	Shop Rite	Marshalls
						Home Goods
						PetSmart
Oakland Commons	2007	90,100	100.0%	6.37	Walmart	Bristol Ten Pin
Southington Center	2003	155,842	98.5%	7.90	Walmart	NAMCO
						Southington Wine & Spirit
Total Connecticut		1,139,154	95.8%	11.37

Delaware
Christina Crossing	2017	119,446	90.7%	19.53	Shop Rite

Maryland / Washington, D.C.
East River Park	2015	150,038	92.3%	20.68	Safeway	District of Columbia
						CVS
Oakland Mills	2005	57,008	92.6%	11.36	LA Mart
Patuxent Crossing (f/k/a San Souci Plaza) (a)	2009	264,134	82.4%	11.63	McKay's Market and Café	Marshalls
						Home Goods
						World Gym
						JOANN Fabrics
						Dollar Tree
Senator Square	2018	42,941	100.0%	28.78		Unity Health Care
						Dollar Tree
Shoppes at Arts District	2016	35,676	100.0%	38.83	Yes! Organic Market	Busboys and Poets
Valley Plaza	2003	190,939	27.9%	10.16		Tractor Supply

Yorktowne Plaza	2007	136,197	65.6%	12.75	Food Lion	Dollar Tree
Total Maryland / Washington, D.C.		876,933	71.8%	16.34

Massachusetts
Fieldstone Marketplace	2005/2012	150,123	84.3%	12.05	Shaw's	Work Out World
						Dollar Tree
						Family Dollar
Franklin Village Plaza	2004/2012	305,937	87.3%	20.54	Stop & Shop	Marshalls
						NRG Labs
Kings Plaza	2007	168,243	82.2%	8.69		Fun Z Trampoline Park
						Ocean State Job Lot
						Savers
						Dollar General
Norwood Shopping Center	2006	42,308	85.9%	8.61	Big Y	Planet Fitness
						Dollar Tree
The Shops at Suffolk Downs	2005	121,187	98.8%	14.62	Stop & Shop	Dollar Tree
					Target (b)

14

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of June 30, 2021

				Average
	Year		Percent	base rent per		Selected
Property Description	acquired	GLA	occupied	leased sq. ft.	Grocer Anchor	Other Anchors
Massachusetts (continued)
Timpany Plaza	2007	182,799	67.4%	10.28		Big Lots
						Gardner Theater
						Tractor Supply
						Dollar Tree
Webster Commons	2007	98,984	96.7%	11.95		Big Lots
						Planet Fitness
						CVS
						Aubuchon Hardware
Total Massachusetts		1,069,581	84.8%	13.99

New Jersey
Pine Grove Plaza	2003	79,306	49.6%	14.68	Acme Markets (b)	Dollar Tree
The Shops at Bloomfield Station	2016	63,844	86.0%	17.80	Super Foodtown
Washington Center Shoppes	2001	157,300	92.8%	11.42	Acme Markets	Planet Fitness
Total New Jersey		300,450	79.9%	13.42

New York
Carman's Plaza	2007	182,081	64.9%	22.19	Key Foods	Department of Motor Vehicle
						Popcorn Beauty
						Dollar Tree
Pennsylvania
Academy Plaza	2001	136,685	90.9%	15.53	Acme Markets	Rite Aid
Colonial Commons	2011	410,432	92.0%	13.66	Giant Foods (c)	Dick's Sporting Goods
						Home Goods
						Ross Dress For Less
						Marshalls
						JoAnn Fabrics
						David's Furniture
						Old Navy
						Dollar Tree
Crossroads II (a)	2008	133,717	98.7%	19.74	Giant Foods	Dollar Tree
Fairview Commons	2007	52,964	75.3%	10.10	Grocery Outlet	Dollar Tree
Fishtown Crossing	2001	127,265	88.0%	17.40	IGA Supermarket	Pep Boys
						Dollar Tree
						Dollar General
Girard Plaza	2019	35,688	100.0%	16.29	Save A Lot	Dollar General
Gold Star Plaza	2006	71,720	100.0%	9.02	Redner's	Dollar Tree
Golden Triangle	2003	202,790	97.5%	12.71		LA Fitness
						Marshalls
						Staples
						Immunotek
						American Freight
						Walgreens
						Dollar Tree
Halifax Plaza	2003	51,510	100.0%	13.68	Giant Foods	Rite Aid
Hamburg Square	2004	102,058	96.7%	6.50	Redner's	Chesaco RV
Lawndale Plaza	2015	92,773	100.0%	18.62	Shop Rite
Meadows Marketplace	2004/2012	91,518	89.8%	15.87	Giant Foods
Newport Plaza	2003	64,489	97.0%	13.21	Giant Foods	Rite Aid
Northside Commons	2008	69,136	100.0%	10.42	Redner's	Dollar Tree
Palmyra Shopping Center	2005	111,051	90.2%	7.95	Weis Markets	Goodwill

15

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of June 30, 2021

				Average
	Year		Percent	base rent per		Selected
Property Description	acquired	GLA	occupied	leased sq. ft.	Grocer Anchor	Other Anchors
Pennsylvania (continued)
Quartermaster Plaza	2014	456,602	91.2%	14.83	BJ's Wholesale Club	Home Depot
						Planet Fitness
						Staples
						PetSmart
						Walgreens
Riverview Plaza	2003	108,902	74.5%	21.90		Pep Boys
						Staples
South Philadelphia	2003	193,740	76.3%	12.63	Shop Rite	Ross Dress For Less
						LA Fitness
						Kid City
Swede Square	2003	100,809	94.0%	15.84	Grocery Outlet	LA Fitness
The Point	2000	260,625	87.8%	14.62	Giant Foods	Burlington
						Barton's Home Outlet
						Staples
						Dollar Tree
Trexler Mall	2005	336,687	98.2%	11.02		Kohl's
						Urban Air
						Lehigh Wellness Partners
						Maxx Fitness
						Marshalls
						Home Goods
						Dollar Tree
Trexlertown Plaza	2006	325,171	94.5%	14.32	Giant Foods	Hobby Lobby
						Burlington
						Big Lots
						Tractor Supply
Total Pennsylvania		3,536,332	92.0%	13.89

Virginia
Coliseum Marketplace	2005	106,648	45.9%	14.18		Michaels
Elmhurst Square	2006	66,254	91.1%	10.13	Food Lion
General Booth Plaza	2005	71,639	100.0%	15.33	Food Lion
Kempsville Crossing	2005	79,512	96.1%	10.94	Walmart	The Iron Asylum
Oak Ridge Shopping Center	2006	38,700	100.0%	11.07	Food Lion
Total Virginia		362,753	81.6%	12.39

Total (88.7% leased at June 30, 2021)		7,586,730	87.6%	$13.88

(a)

Although the ownership percentage for these joint ventures are 40% and 60%, respectively, the Company has included 100% of these joint ventures’ results of operations in its calculations, based on partnership promotes, additional equity interests, and/or other terms of the related joint venture agreements.

(b)	Tenant is a shadow anchor and is not included in GLA, percent occupied, and average base rent per leased sq.ft.
(c)	Giant Foods retains the leasehold obligation as Hobby Lobby is a subtenant and currently occupying the space.

16

CEDAR REALTY TRUST, INC.

Tenant Categories (Based on Annualized Base Rent)

As of June 30, 2021

			Percentage		Percentage	Q2-2021
			of occupied	Annualized	of annualized	percent
Tenant Categories	Examples/Description	GLA	GLA	base rent	base rents	collected
Grocer Anchor	Giant Foods, Shop Rite, Stop & Shop, Big Y, BJ's Wholesale Club, Food Lion, Walmart Neighborhood Market	2,143,000	32.2%	$25,985,000	28.2%	99.3%
Limited/Fast Service Restaurants	Panera Bread, Subway, Dunkin, McDonalds, Chipotle	271,000	4.1%	7,276,000	7.9%	96.6%
Fitness	LA Fitness, Planet Fitness	402,000	6.0%	4,775,000	5.2%	89.9%
Full Service Restaurants	Chili's, Red Lobster, Busboys and Poets	218,000	3.3%	4,737,000	5.1%	84.8%
Discount Department Stores	Marshalls, Kohl's, Burlington, Ross Dress For Less, TJ Maxx	493,000	7.4%	4,167,000	4.5%	99.8%
Dollar/Variety	Dollar Tree, Big Lots, Five Below	479,000	7.2%	4,394,000	4.8%	97.6%
Medical, Dental and Optical	Medical Centers, Urgent Care, Physical Therapy, Dentists, Optical	191,000	2.9%	4,113,000	4.5%	98.4%
Personal Care	Nail Salons, Hair Salons, Spas	149,000	2.2%	3,458,000	3.7%	97.5%
Home Improvement/Hardware	Home Depot, Tractor Supply	366,000	5.5%	2,883,000	3.1%	100.0%
Banking	Santander Bank, Wells Fargo, Bank of America, Middlesex Savings Bank	64,000	1.0%	1,888,000	2.0%	99.9%
Wireless and Gaming	AT&T Mobility, T-Mobile, Verizon Wireless, GameStop	88,000	1.3%	2,293,000	2.5%	94.4%
Pharmacy/Drug Store	Rite Aid, Walgreens, CVS	92,000	1.4%	2,291,000	2.5%	99.1%
Office Supply	Staples, The UPS Store	100,000	1.5%	1,692,000	1.8%	99.5%
Beer, Wine and Liquor	Beer, Wine and Liquor Stores	119,000	1.8%	2,065,000	2.2%	92.3%
Governmental Office	District of Columbia, Department of Motor Vehicle, USPS	74,000	1.1%	1,937,000	2.1%	99.9%
Clothing	Old Navy, Carter's, Madrag	102,000	1.5%	1,467,000	1.6%	94.3%
Home Furnishing	Homegoods, Mattress Firm	185,000	2.8%	2,016,000	2.2%	94.2%
Automotive Parts and Service	Pep Boys, Advance Auto Parts, AutoZone, Mavis	122,000	1.8%	1,599,000	1.7%	98.9%
Shoes	Famous Footwear, Shoe City	69,000	1.0%	1,390,000	1.5%	97.1%
Non-Retail	Various office tenants	67,000	1.0%	1,145,000	1.2%	92.8%
Sporting and Outdoor Stores	Dicks, NAMCO Pools	95,000	1.4%	1,373,000	1.5%	96.0%
Hobby Stores	Michaels, Hobby Lobby, JoAnn Fabrics	155,000	2.3%	1,263,000	1.4%	98.6%
Beauty Supplies	Sally Beauty, Popcorn Beauty, Ulta	49,000	0.7%	1,232,000	1.3%	99.9%
Pet	PetSmart, Pet Supplies Plus	86,000	1.3%	1,249,000	1.4%	100.0%
Other	Professional Services, Thrift Stores, Movie Theatre, Cleaners, Education, Books and Other	467,000	7.0%	5,552,000	6.0%	94.9%
		6,646,000	100.0%	$92,240,000	100.0%	96.8%

17

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of June 30, 2021

	Number				Annualized	Percentage
	of		Percentage	Annualized	base rent	annualized
Tenant	stores	GLA	of GLA	base rent	per sq. ft.	base rents
Top twenty-five tenants (a):
Giant Foods	7	445,000	5.9%	$7,327,000	$16.47	7.9%
Shop Rite	4	250,000	3.3%	4,092,000	16.37	4.4%
Stop & Shop	3	211,000	2.8%	2,938,000	13.92	3.2%
Dollar Tree	22	233,000	3.1%	2,545,000	10.92	2.8%
Home Depot	2	253,000	3.3%	1,977,000	7.81	2.1%
BJ's Wholesale Club	1	118,000	1.6%	1,760,000	14.92	1.9%
Marshalls	6	170,000	2.2%	1,576,000	9.27	1.7%
Food Lion	4	163,000	2.1%	1,559,000	9.56	1.7%
Big Y	1	64,000	0.8%	1,484,000	23.19	1.6%
Staples	4	86,000	1.1%	1,383,000	16.08	1.5%
LA Fitness	3	113,000	1.5%	1,361,000	12.04	1.5%
Planet Fitness	5	99,000	1.3%	1,283,000	12.96	1.4%
Walmart	3	192,000	2.5%	1,193,000	6.21	1.3%
Redner's	3	159,000	2.1%	1,160,000	7.30	1.3%
Home Goods	4	105,000	1.4%	1,034,000	9.85	1.1%
Kohl's	2	147,000	1.9%	1,031,000	7.01	1.1%
District of Columbia	1	34,000	0.4%	932,000	27.41	1.0%
Shaw's	1	68,000	0.9%	925,000	13.60	1.0%
Walgreens	2	29,000	0.4%	875,000	30.17	0.9%
PetSmart	3	63,000	0.8%	857,000	13.60	0.9%
Dick's Sporting Goods	1	56,000	0.7%	784,000	14.00	0.8%
CVS	2	20,000	0.3%	783,000	39.15	0.8%
Burlington Coat Factory	2	84,000	1.1%	760,000	9.05	0.8%
Lehigh Valley Health	1	33,000	0.4%	673,000	20.39	0.7%
Department of Motor Vehicles	1	19,000	0.3%	656,000	34.53	0.7%
Sub-total top twenty-five tenants	88	3,214,000	42.4%	40,948,000	12.74	44.4%
Remaining tenants	663	3,432,000	45.2%	51,292,000	14.95	55.6%
Sub-total all tenants (b)	751	6,646,000	87.6%	$92,240,000	$13.88	100.0%
Vacant space	N/A	941,000	12.4%
Total	751	7,587,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods, Stop & Shop and Food Lion, and (2) Marshalls, Home Goods, and TJ Maxx (GLA of 30,000; annualized base rent of $315,000).

(b)	Comprised of tenants as follows:

		Percentage		Annualized	Percentage
	Occupied	of occupied	Annualized	base rent	annualized
	GLA	GLA	base rent	per sq. ft.	base rents
Spaces ≥ 10,000 GLA	4,868,000	73.2%	$54,722,000	$11.24	59.3%
Spaces < 10,000 GLA	1,778,000	26.8%	37,518,000	21.12	40.7%
Total	6,646,000	100.0%	$92,240,000	$13.88	100.0%

18

CEDAR REALTY TRUST, INC.

Lease Expirations

As of June 30, 2021

Total Portfolio
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	55	167,000	2.5%	$18.71	3.4%
2021	50	235,000	3.5%	16.30	4.2%
2022	99	440,000	6.6%	17.48	8.3%
2023	87	652,000	9.8%	14.99	10.6%
2024	101	795,000	12.0%	14.56	12.5%
2025	97	1,069,000	16.1%	12.90	15.0%
2026	68	560,000	8.4%	14.40	8.7%
2027	43	368,000	5.5%	13.73	5.5%
2028	35	374,000	5.6%	11.23	4.6%
2029	35	603,000	9.1%	13.04	8.5%
2030	33	436,000	6.6%	10.48	5.0%
Thereafter	48	947,000	14.2%	13.41	13.8%
All tenants	751	6,646,000	100.0%	$13.88	100.0%
Spaces ≥ 10,000 GLA
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	1	21,000	0.4%	$5.52	0.2%
2021	6	142,000	2.9%	13.18	3.4%
2022	9	189,000	3.9%	13.24	4.6%
2023	14	471,000	9.7%	11.85	10.2%
2024	18	586,000	12.0%	11.67	12.5%
2025	25	795,000	16.3%	10.47	15.2%
2026	15	385,000	7.9%	11.89	8.4%
2027	12	248,000	5.1%	11.77	5.3%
2028	11	299,000	6.1%	9.01	4.9%
2029	13	528,000	10.8%	12.03	11.6%
2030	10	365,000	7.5%	8.31	5.5%
Thereafter	16	839,000	17.2%	11.82	18.1%
All tenants	150	4,868,000	100.0%	$11.24	100.0%
Spaces < 10,000 GLA
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	54	146,000	8.2%	$20.60	8.0%
2021	44	93,000	5.2%	21.08	5.2%
2022	90	251,000	14.1%	20.67	13.8%
2023	73	181,000	10.2%	23.16	11.2%
2024	83	209,000	11.8%	22.65	12.6%
2025	72	274,000	15.4%	19.97	14.6%
2026	53	175,000	9.8%	19.93	9.3%
2027	31	120,000	6.7%	17.78	5.7%
2028	24	75,000	4.2%	20.09	4.0%
2029	22	75,000	4.2%	20.17	4.0%
2030	23	71,000	4.0%	21.65	4.1%
Thereafter	32	108,000	6.1%	25.82	7.4%
All tenants	601	1,778,000	100.0%	$21.12	100.0%

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CEDAR REALTY TRUST, INC.

Leasing Activity (a)

					Cash	Tenant	Average
	Leases	Square	New Rent	Prior Rent	Basis	Improvements	Lease
	Signed	Feet	Per. Sq. Ft (a)	Per. Sq. Ft (a)	% Change	Per. Sq. Ft (b)	Term (Yrs)
Total Comparable Leases
2nd Quarter 2021	38	199,300	$13.72	$14.32	-4.2%	$10.82	6.4
1st Quarter 2021	25	177,600	$17.23	$16.99	1.4%	$5.46	5.7
4th Quarter 2020	37	222,100	$19.07	$18.78	1.5%	$0.59	5.4
3rd Quarter 2020	32	240,100	$11.27	$11.06	1.9%	$4.24	6.9
Total	132	839,100	$15.18	$15.13	0.3%	$5.10	6.1

New Leases - Comparable
2nd Quarter 2021	15	46,100	$15.99	$19.66	-18.7%	$41.35	8.1
1st Quarter 2021	4	33,500	$21.84	$20.66	5.7%	$17.91	9.9
4th Quarter 2020	4	8,900	$20.57	$24.36	-15.6%	$2.52	7.6
3rd Quarter 2020	8	72,900	$9.07	$7.46	21.5%	$13.99	9.1
Total	31	161,400	$14.33	$14.62	-2.0%	$21.99	8.9

Renewals - Comparable
2nd Quarter 2021	23	153,200	$13.04	$12.71	2.6%	$1.63	5.9
1st Quarter 2021	21	144,100	$16.16	$16.14	0.1%	$2.56	4.7
4th Quarter 2020	33	213,100	$19.01	$18.55	2.5%	$0.51	5.3
3rd Quarter 2020	24	167,300	$12.23	$12.63	-3.1%	$0.00	5.9
Total	101	677,700	$15.38	$15.25	0.8%	$1.08	5.4

Total Comparable and Non-Comparable
2nd Quarter 2021	40	209,100	$14.30	N/A	N/A	$15.02	6.2
1st Quarter 2021	31	268,200	$16.88	N/A	N/A	$25.98	8.9
4th Quarter 2020	37	222,000	$19.07	N/A	N/A	$0.59	5.4
3rd Quarter 2020	33	249,200	$11.32	N/A	N/A	$5.33	6.8
Total	141	948,500	$15.37	N/A	N/A	$12.20	6.9

(a)

Leases on this schedule represent retail activity only; office leases are not included. New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(b)	Includes costs of tenant specific landlord work and tenant allowances provided to tenants. Excludes first generation space.

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CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income ("Same-property NOI")

Same-Property NOI (a)	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Base Rents	$19,225,000	$17,814,000	$38,764,000	$37,685,000
Expense Recoveries	6,148,000	5,318,000	12,846,000	10,794,000
Total Revenues	25,373,000	23,132,000	51,610,000	48,479,000
Operating expenses	8,583,000	7,621,000	18,208,000	15,332,000
Same-Property NOI	$16,790,000	$15,511,000	$33,402,000	$33,147,000

Occupied	90.1%	90.7%	90.1%	90.7%
Leased	90.9%	92.1%	90.9%	92.1%
Average base rent	$13.55	$13.73	$13.55	$13.73
Number of same properties	45	45	45	45
Same-Property NOI growth	8.2%		0.8%

Same-Property NOI Reconciliation (a)	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Operating income (loss)	$56,449,000	$(331,000)	$62,408,000	$3,088,000
Add (deduct):
General and administrative	4,873,000	3,906,000	9,401,000	8,908,000
Gain on sales	(48,857,000)	-	(49,904,000)	-
Impairment charges	(1,849,000)	133,000	(1,849,000)	7,607,000
Depreciation and amortization	10,257,000	14,426,000	21,468,000	28,173,000
Straight-line rents	(229,000)	988,000	(359,000)	945,000
Amortization of intangible lease liabilities	(263,000)	(307,000)	(539,000)	(766,000)
Other adjustments	14,000	(59,000)	(15,000)	12,000
NOI related to properties not defined as same-property	(3,605,000)	(3,245,000)	(7,209,000)	(14,820,000)
Same-Property NOI	$16,790,000	$15,511,000	$33,402,000	$33,147,000

(a)

Same-Property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and excluding properties classified as "held for sale". Same-Property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

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CEDAR REALTY TRUST, INC.

Summary of Dispositions and Real Estate Held For Sale

As of June 30, 2021

			Date	Sales
Dispositions	Location	GLA	Sold	Price
Kempsville Crossing (land parcel)	Virginia Beach, VA	-	2/24/2021	$1,300,000
The Commons	Dubois, PA	203,309	5/5/2021	9,761,000
Camp Hill Shopping Center	Camp Hill, PA	430,198	6/21/2021	89,662,500
		633,507		$100,723,500

				Average
			Percent	base rent per
Real Estate Held for Sale	Location	GLA	occupied	leased sq. ft.
Carll's Corner	Bridgeton, NJ	129,582	21.1%	$14.24

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CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Funds From Operations (“FFO”) and Operating Funds From Operations (“Operating FFO”)

FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company presents FFO in accordance with the definition adopted by the National Association of Real Estate Investments Trusts (“NAREIT”). NAREIT generally defines FFO as net income attributable to common shareholders (determined in accordance with GAAP), excluding gains (losses) from sales of real estate properties, impairment write-downs on real estate properties directly attributable to decreases in the value of depreciable real estate, plus real estate related depreciation and amortization, and adjustments for partnerships and joint ventures to reflect FFO on the same basis. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets.

The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as non-capitalized acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. FFO and Operating FFO do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computations of FFO and Operating FFO may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements.

The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit, management transition, and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-Property Net Operating Income (“Same-Property NOI”)

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year.

Same-property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure. Same-property NOI should not be considered as an alternative to consolidated operating income prepared in accordance with GAAP or as a measure of liquidity. The Company’s computations of same-property NOI may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

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